UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 19, 2024

Date of Report (Date of earliest event reported)

ETON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38738	37-1858472
(State of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification Number)

21925 W. Field Parkway, Suite 235
Deer Park, Illinois 60010-7208
(Address of principal executive offices) (Zip code)

(847) 787-7361
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ETON	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.            Completion of Acquisition or Disposition of Assets.

On December 20, 2024, Eton Pharmaceutical, Inc. (the "Company'') filed a Current Report on Form 8-K reporting that on December 19, 2024, the Company completed its purchase (the “Acquisition”) of Increlex® (“Increlex”) from Ipsen S.A. (“Ipsen”). On March 7, 2025, the Company filed Amendment No. 1 to Form 8-K (“Amendment No. 1”) amending the Form 8-K filed on December 20, 2024 (the “Original Report”). Amendment No. 1 was being filed to provide the status of filing the financial statements relating to the Increlex as required by Item 9.01 of Form 8-K. Amendment No. 1 amended Item 2.01 and included additional information under Item 8.01 and no changes have been made to the Original Report.

This Current Report on Form 8-K/A amends the original Form 8-K filed on December 20, 2024 to provide the historical financial statements of the Acquisition required under Item 9.0l(a) of Form 8-K and the pro forma financial information required under Item 9.0l(b) of Form 8-K. Except as set forth herein, this amendment does not amend, modify or update the disclosure contained in the original Form 8-K (including the exhibits thereto).

Item 9.01.            Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The audited abbreviated financial statements of INCRELEX as of and for the years ended December 31, 2022 and 2023, and unaudited abbreviated financial statements of INCRELEX as of September 30, 2024 and for the nine months ended September 30, 2023 and 2024, in each case with the accompanying notes, together with the Independent Auditors' Report thereon, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)          Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company and INCRELEX as of and for the nine months ended September 30, 2023 and 2024 are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d)           Exhibits.

Exhibit No.	Description
99.1	Audited abbreviated financial statements of INCRELEX as of and for the years ended December 31, 2022 and 2023 and unaudited abbreviated financial statements of INCRELEX as of September 30, 2024 and for the nine months ended September 30, 2023 and 2024, including notes thereto and Independent Auditors' report thereon.
99.2	Unaudited pro forma condensed combined financial statements of the Company and INCRELEX for the nine months ended September 30, 2023 and 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2025	By:	/s/ James R. Gruber
James R. Gruber
Chief Financial Officer and Secretary
(Principal Financial Officer)

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